UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 1, 2023 (July 30, 2023)

Date of Report (Date of earliest event reported)

Welsbach Technology Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 S Craig Place Lombard, Illinois 60148	60148
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 615-1216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2023, Welsbach Technology Metals Acquisition Corp. (the “Company”) held a special meeting of stockholders on March 24, 2023 (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Extension Amendment”) to extend the date by which the Company must consummate its initial business combination (the “Initial Business Combination”). Such extension period is up to an additional six months, from March 30, 2023 to up to September 30, 2023, upon the deposit by Welsbach Acquisition Holdings LLC (the “Sponsor”) or their affiliate or designee, into the trust account of $125,000 for each additional one month extension (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note, convertible at the option of the holder, in full or in part, into units at a price of $10.00 per unit, which units will be identical to the private placement units issued in connection with the initial public offering of the Company’s units and repayable upon closing of a business combination (the “Extension Note”). On July 30, 2023 the Company issued an Extension Note to the Sponsor in respect of an Extension Payment.

On July 30, 2023, the Company issued a promissory note (the “Working Capital Note”) in the principal amount of $84,000 to the Sponsor in exchange for cash. The Working Capital Note is a non-interest bearing, unsecured promissory note that will not be repaid in the event that the Company is unable to close an Initial Business Combination unless there are funds available outside the trust account to do so. Such Working Capital Note would either be paid upon consummation of the Initial Business Combination out of the proceeds of the Trust Account released to the Company or, at the Sponsor’s discretion, converted, in full or in part, upon consummation of the Initial Business Combination into additional private units at a price of $10.00 per unit. Additional Working Capital Notes may be funded at the discretion of the Sponsor, in total amounts for the Working Capital Notes series not to exceed $1.5 million.

Any units issued upon conversion of the Extension Notes or the Working Capital Note will be registrable securities pursuant to the Company’s registration rights agreement dated as of December 27, 2021, a form of which was filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on December 21, 2021.

The foregoing description is qualified in its entirety by reference to the Working Capital Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference and the form of Extension Note, a copy of which was filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K dated February 21, 2023 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

As of December 31, 2022, the Company had withdrawn $298,414 from the trust account for the purpose of paying the Company’s franchise and income taxes. In the fourth quarter of 2022, the Company partially used the amount to pay $85,232 of franchise taxes. The balance of $213,182 was recorded by the Company as an excess permitted withdrawal from the Company’s trust account and as restricted cash as of December 31, 2022 and March 31, 2023, to be utilized to pay outstanding franchise and income taxes. In connection with the issuance of the Extension Note, the Company’s independent directors were informed that certain amounts of restricted cash had been used to make payments to vendors for services provided to the Company, resulting in a restricted cash deficiency of $43,684.59 as of June 30, 2023 due to these payments to vendors. As of the date of this Current Report on Form 8-K, the proceeds of the Working Capital Note, which have been funded by the Sponsor, were sufficient to replenish the Company’s restricted cash level to $213,182.

Also, in connection with the issuance of the Extension Note, the Company’s independent directors were informed that on May 3, 2023, the Company and Welsbach Holdings Pte Ltd (the “Backstopper”), an affiliate of the Sponsor, entered into a backstop agreement (the “Backstop Agreement”) pursuant to which the Backstopper guarantees any deficiency of restricted cash which may exist as of September 30, 2023, and agrees to advance funds as needed to remedy any such deficiency. In addition, following the date of the Backstop Agreement, the Sponsor entered into a $125,000 non-interest bearing, unsecured promissory note pursuant to which the Company advanced $124,166 of restricted cash to the Sponsor (the “Sponsor/ Company Promissory Note”) in order for the Sponsor to have sufficient liquidity to fund the Extension Note previously announced by the Company on the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2023. As of June 30, 2023, $99,166 remained outstanding pursuant to the Sponsor/ Company Promissory Note, resulting in an additional reduction of restricted cash in this amount as of June 30, 2023, or a restricted cash deficiency of $142,850.59 in the aggregate when taken together with the payments to vendors described above. As of the date of this Current Report on Form 8-K, all amounts outstanding pursuant to the Sponsor/Company Promissory Note have been repaid by the Sponsor and all obligations under the Sponsor/Company Promissory Note have been extinguished. As of the date of this Current Report on Form 8-K, the proceeds of the Working Capital Note, which have been funded by the Sponsor, were sufficient to replenish the Company’s restricted cash level to $213,182.

On August 1, 2023, the Company issued a press release announcing the Extension Note and the Working Capital Note. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the form of Sponsor / Company Promissory Note, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference and the Backstop Agreement, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. These forward-looking statements are based on the Company’s current beliefs, understandings and expectations. These forward-looking statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include uncertainty as to the timing of completion of an Initial Business Combination, the Company’s ability to maintain an effective system of internal control over financial reporting as well as the risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on February 21, 2023, and the Company’s other filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated as of July 30, 2023

10.2	Sponsor / Company Promissory Note dated as of May 25, 2023

10.3	Backstop Agreement dated as of May 3, 2023

99.1	Press Release dated August 1, 2023, Re: Extension of Time Period to Consummate a Business Combination and Working Capital Note

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Welsbach Technology Metals Acquisition Corp.

Date: August 1, 2023	By:	/s/ Christopher Clower
Christopher Clower
Chief Operating Officer and Director

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